UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 9, 2011
Date of Report (Date of earliest event reported)

FORTRESS INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 209
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On Wednesday, November 9, 2011, Fortress International Group, Inc. (the “Company”), issued a press release reporting certain financial results of the Company for the three and nine months ended September 30, 2011.

A copy of the press release is being furnished herewith as Exhibit 99.1.

The Company’s financial results contain non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company’s management believes the measures provide useful information to investors is also included in the press release.

The Company will conduct a conference call to discuss its financial results on Wednesday, November 9, 2011, at 9:00 a.m., Eastern Standard Time.

The information in this Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Current Report on Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Statements contained in this report contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address matters such as our expected future business and financial performance, and often contain words such as "guidance," "prospects," "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could adversely or positively affect the Company's future results include: the Company's reliance on a significant portion of its revenues from a limited number of customers; risks relating to operating in a highly competitive industry; actual or potential conflicts of interest between the Company and members of the Company’s senior management; risk relating to rapid technological, structural, and competitive changes affecting the industries the Company serves; the uncertainty as to whether the Company can replace its backlog; risks involved in properly managing complex projects; risks relating to the possible cancellation of customer contracts on short notice; risks relating to our ability to continue to implement our business plan; risks relating to our ability to meet all of the terms and conditions of our debt obligations; and uncertainty related to current economic conditions and the related impact on demand for our services. These uncertainties may cause the Company's actual future results to be materially different than those expressed in the Company’s forward-looking statements. The Company does not undertake to update its forward-looking statements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 8, 2011, the Company and its subsidiaries Innovative Power Systems, Inc., VTC, L.L.C., Total Site Solutions Arizona, LLC, and Alletag Builders, Inc. (together with the Company, collectively, “Borrowers”) obtained a credit facility (the “Credit Facility”) from Wells Fargo Bank, National Association (“Lender”) pursuant to a Credit Agreement by and among Borrowers and Lender (the “Credit Agreement”).  Borrowers’ obligations under the Credit Facility are joint and several.

The maximum amount of the Credit Facility is $2,000,000.  The Credit Facility is subject to a borrowing base of 80% of eligible accounts receivable.  Borrowings under the Credit Facility will bear interest at the London interbank offered rate plus 2.25% per annum.  The Credit Facility matures on November 1, 2012.

The obligations under the Credit Facility are secured by substantially all of Borrowers’ assets.

In addition to interest payable on the principal amount of indebtedness outstanding from time to time under the Credit Facility, Borrowers (a) paid a commitment fee equal to $5,000 to Lender and (b) are required to pay to Lender a quarterly fee equal to 0.25% per annum on the average daily unused amount of the Credit Facility.

The Credit Agreement and ancillary documents include customary affirmative covenants for secured transactions of this type, including maintaining adequate books and records, periodic financial reporting, compliance with laws, maintenance of insurance, maintenance of assets, timely payment of taxes, and notice of adverse events.  The Credit Agreement and ancillary documents include customary negative covenants, including limitations on use of funds, incurrence of other indebtedness, mergers, consolidations and transfers of assets, liens on assets of Borrowers, guaranties, loans, advances, investments, and dividends and distributions.

The Credit Facility requires that Borrowers’ maintain the following financial covenants: (a) a maximum ratio of total liabilities to tangible net worth as set forth in the Credit Agreement; (b) a minimum debt service coverage ratio as set forth in the Credit Agreement; and (c) an amount of unencumbered liquid assets as set forth in the Credit Agreement.

The Credit Agreement and ancillary documents include customary events of default, including  payment defaults, failure to perform or observe terms, covenants or agreements included in the Credit Agreement and ancillary documents, insolvency and bankruptcy defaults, judgment defaults, material adverse change defaults, dissolution and liquidation defaults, and change of control defaults.

A copy of the Credit Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  A copy of the Revolving Line of Credit Note executed in connection with the Credit Facility is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached Credit Agreement and Revolving Line of Credit Note.  Certain schedules and attachments to the Credit Agreement and Revolving Line of Credit Note and the ancillary documents have been omitted.  Borrowers agree to provide a copy of these schedules and attachments to the Securities and Exchange Commission upon request.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated November 9, 2011.
99.2
Credit Agreement, among Fortress International Group, Inc., Innovative Power Systems, Inc., VTC, L.L.C., Total Site Solutions Arizona, LLC, Alletag Builders, Inc., and Wells Fargo Bank, National Association.

99.3.
Revolving Line of Credit Note, made by Fortress International Group, Inc., Innovative Power Systems, Inc., VTC, L.L.C., Total Site Solutions Arizona, LLC, and Alletag Builders, Inc. payable to the order of Wells Fargo Bank, National Association.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INTERNATIONAL GROUP, INC.

By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer

Date: November 9, 2011